WORLD OMNI 1996-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
November 30, 1996
                                                            Aggregate
                                                            Net Investment
Aggregate Net Investment Value                              Value                  99.8%
Original                                                    890,001,916.00         888,221,912.00
11/1/96                                                     890,001,916.00         888,221,912.00

Principal collections & reimbursement loss amount            17,194,985.72          17,160,595.75
11/30/96                                                    872,806,930.28         871,061,316.25

Certificate Balance @ 11/30/96                              890,001,916.00         888,221,912.00

                                                            Class A-1
                                                            Allocation             Certificate
Aggregate Net Investment Value                              Percentage             Balance

Original                                                             71.41133%     621,605,269
11/1/96                                                              71.41133%     621,605,269

Principal collections & reimbursement loss amount                                   16,597,134
11/30/96                                                                           605,008,135

Certificate Balance @ 11/30/96                                       71.41133%     621,605,269

                                                            Class A-2
                                                            Allocation             Certificate
Aggregate Net Investment Value                              Percentage             Balance

Original                                                             22.97642%     200,000,000
11/1/96                                                              22.97642%     200,000,000

Principal collections & reimbursement loss amount                                      177,013
11/30/96                                                                           199,822,987

Certificate Balance @ 11/30/96                                       22.97642%     200,000,000

                                                            Class B
                                                            Allocation             Certificate
Aggregate Net Investment Value                              Percentage             Balance

Original                                                              5.61224%      48,852,205
11/1/96                                                               5.61224%      48,852,205

Principal collections & reimbursement loss amount                                       43,237
11/30/96                                                                            48,808,968

Certificate Balance @ 11/30/96                                        5.61224%      48,852,205



Aggregate Net Investment Value                              Seller Interest        Balance

Original                                                              2.00000%      17,764,438
11/1/96

Principal collections & reimbursement loss amount                     2.00000%         327,489
11/30/96                                                              2.00000%      17,436,949

Certificate Balance @ 11/30/96                                        2.00000%      17,764,438


Distributable Amounts                                       Total

Interest Distributable Amount                                 4,713,698.45
Principal Distributable Amount (1)                           16,374,462.50
Reimbursed Charged-off Amount (1)                               776,833.98
Reimbursed Residual Value Loss Amount                             9,299.27
Reimbursed Additional Loss Amount                                     0.00

Total                                                        21,874,294.20

Distributable Amounts                                       Class A-1              %

Interest Distributable Amount                                 3,263,427.66
Principal Distributable Amount (1)                           16,046,973.25                  98.00000%
Reimbursed Charged-off Amount (1)                               543,652.53                  69.98310%
Reimbursed Residual Value Loss Amount                             6,507.92                  69.98310%
Reimbursed Additional Loss Amount                                     0.00                   0.00000%

Total                                                        19,860,561.36

Distributable Amounts                                       Class A-2              %

Interest Distributable Amount                                 1,091,666.67
Principal Distributable Amount (1)                                    0.00                   0.00000%
Reimbursed Charged-off Amount (1)                               174,918.90                  22.51690%
Reimbursed Residual Value Loss Amount                             2,093.91                  22.51690%
Reimbursed Additional Loss Amount                                     0.00                   0.00000%

Total                                                         1,268,679.48

Distributable Amounts                                       Class B                %

Interest Distributable Amount                                   284,971.20
Principal Distributable Amount (1)                                    0.00                   0.00000%
Reimbursed Charged-off Amount (1)                                42,725.87                   5.50000%
Reimbursed Residual Value Loss Amount                               511.46                   5.50000%
Reimbursed Additional Loss Amount                                     0.00                   0.00000%

Total                                                           328,208.53

Distributable Amounts                                       Seller Interest        %

Interest Distributable Amount                                    73,632.92
Principal Distributable Amount (1)                              327,489.25                   2.00000%
Reimbursed Charged-off Amount (1)                                     0.00                   0.00000%
Reimbursed Residual Value Loss Amount                                 0.00                   0.00000%
Reimbursed Additional Loss Amount                                     0.00                   0.00000%

Total                                                           401,122.17
(1)  These amounts will not be distributed during the Revolving period.  They will be reinvested in additional contracts.

Certificate Factors                                         Series A-1             Series A-2             Class B

11/1/96                                                             100.0000000%           100.0000000%           100.0000000%
11/30/96                                                            100.0000000%           100.0000000%           100.0000000%

Pool Data                                                   11/1/96                $

Number of Loans                                                  45,359
Prepayments                                                         314              5,812,150.43
Scheduled Terminations                                                2                 35,615.17
Charge-Offs                                                         113              2,069,008.90
Weighted Ave APR                                                      8.77%


Pool Data                                                   11/30/96               $

Number of Loans                                                  45,684
Prepayments                                                         300              5,838,465.91
Scheduled Terminations                                                6                123,748.34
Charge-Offs                                                         148              2,806,190.76
Weighted Ave APR                                                      8.77%


Account Balances                                            Pay Ahead              Advance                Reserve Fund

Balance as of  11/01/96                                       1,832,325.89             251,506.66          31,087,767.00
Balance as of  11/30/96                                       1,412,900.16             702,498.83          31,087,767.00
Change                                                         (419,425.73)            450,992.17                   0.00
Required Amount (withdrawl from reserve)                                                                            0.00
Reserve Fund Requirement                                                                                   31,087,767.00
Reserve Fund Supplement Requirement                                                                                 0.00

Residual Value Surplus Account

Beginning Balance 11/01/96                                            0.00
Deposits                                                              0.00
Withdrawls                                                            0.00
Ending Balance 11/30/96                                               0.00




Distribution per $1,000                                                            Total

Total Distribution Amount                                                                    5.30689278

Interest Distribution Amount                                                                 5.30689278
Carryover Shortfall                                                                          0.00000000
Prior Carryover Shortfall                                                                    0.00000000

Total Carryover Shortfall                                                                    0.00000000


Principal Distribution Amount                                                                0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                             0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                 0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                    0.00000000
Unpaid Principal Loss Interest Amount                                                        0.00000000

Seller Principal not paid to Seller                                                      -----
Seller Interest not paid to Seller                                                       -----

Unpaid Class B Principal Carryover Shortfall                                             -----

Distribution per $1,000                                                            Class A-1

Total Distribution Amount                                                                    5.25000000

Interest Distribution Amount                                                                 5.25000000
Carryover Shortfall                                                                          0.00000000
Prior Carryover Shortfall                                                                    0.00000000

Total Carryover Shortfall                                                                    0.00000000


Principal Distribution Amount                                                                0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                             0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                 0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                    0.00000000
Unpaid Principal Loss Interest Amount                                                        0.00000000


Seller Principal not paid to Seller                                                      -----
Seller Interest not paid to Seller                                                       -----

Unpaid Class B Principal Carryover Shortfall                                             -----

Distribution per $1,000                                                            Class A-2

Total Distribution Amount                                                                    5.45833335

Interest Distribution Amount                                                                 5.45833335
Carryover Shortfall                                                                          0.00000000
Prior Carryover Shortfall                                                                    0.00000000

Total Carryover Shortfall                                                                    0.00000000


Principal Distribution Amount                                                                0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                             0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                 0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                    0.00000000
Unpaid Principal Loss Interest Amount                                                        0.00000000

Seller Principal not paid to Seller                                                      -----
Seller Interest not paid to Seller                                                       -----

Unpaid Class B Principal Carryover Shortfall                                             -----


Distribution per $1,000                                                            Class B

Total Distribution Amount                                                                    5.83333342

Interest Distribution Amount                                                                 5.83333342
Carryover Shortfall                                                                          0.00000000
Prior Carryover Shortfall                                                                    0.00000000

Total Carryover Shortfall                                                                    0.00000000


Principal Distribution Amount                                                                0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                             0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                 0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                    0.00000000
Unpaid Principal Loss Interest Amount                                                        0.00000000

Seller Principal not paid to Seller                                                      -----
Seller Interest not paid to Seller                                                       -----

Unpaid Class B Principal Carryover Shortfall                                                 0.00000000


Distribution per $1,000                                                            Seller Interest

Total Distribution Amount                                                                    4.14496188

Interest Distribution Amount                                                                 4.14496188
Carryover Shortfall                                                                      -----
Prior Carryover Shortfall                                                                -----

Total Carryover Shortfall                                                                -----


Principal Distribution Amount                                                                0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                             0.00000000
Aggregate Unreimbursed Principal Loss Amount                                             -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                -----
Unpaid Principal Loss Interest Amount                                                    -----

Seller Principal not paid to Seller                                                          0.00000000
Seller Interest not paid to Seller                                                           0.00000000

Unpaid Class B Principal Carryover Shortfall                                             -----



Servicing Fee                                                                      Total

Amount of Servicing Fee Paid                                                           740,184.93
Total Unpaid                                                                                 0.00



Servicing Fee                                                                      Class A

Amount of Servicing Fee Paid                                                           684,671.06
Total Unpaid                                                                                 0.00




Servicing Fee                                                                      Class B

Amount of Servicing Fee Paid                                                            40,710.17
Total Unpaid                                                                                 0.00



Servicing Fee                                                                      Seller Interest

Amount of Servicing Fee Paid                                                            14,803.70
Total Unpaid                                                                                 0.00





Origination Trustee Expenses Paid (1)

UTI                                                                                    269,648.00
SUBI                                                                                         0.00
                                                                                       269,648.00


Securitization Trustee Expenses Paid  (1)                                              270,882.00

Additional Loss Amounts (2)                                                                  0.00

(1)  Expenses greater than $50,000 are broken out as follows: Contingent and Excess Liability
       Insurance for UTI $269,648, For Securitization Trust $270,882.
(2)  Broken out as follows:








                                                              Number of            Number of
                                                                Matured            Scheduled              Maturity
                                                                 Leases            Maturities             Ratio
MATURITY RATIO



November                                                             13                     25                     52.00%
                                                                                                                   (1)



(Maturity Ratio Test will be satisfied if the ratio is 50% or less.  This test does not apply unless at least 25 contracts were scheduled to mature.)

(1) Ratio in excess of 50% was discussed with rating agencies who did not require any additional reserves due to the small number of leases involved.



CHARGE-OFF RATE                                             September              October                November





Outstanding                                                   2,053,143.00           2,069,008.90           2,806,190.76
Balance

Net
Liquidation                                                   1,442,382.01           1,384,856.52           1,914,851.62
Proceeds

Average
Aggregate
Net Investment                                              890,001,916.00         890,001,916.00         890,001,916.00
Value

Annualized
Average
Charge-Off                                                            0.82%                  0.92%                  1.20%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                   0.98%



DELINQUENCY RATE
                                                            #                                             $

Past Due 31-60 days                                                 686                                    13,062,362
Past Due 61-90 days                                                  68                                     1,288,371
Past Due 91 + days                                                   31                                       583,666

 Total                                                              785                                    14,934,399

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                            Delinquent             Current                Delinquency
                                                            Contracts              Contracts              Rate
                                                                  (> 60 days)


September                                                            90                 45,000                      0.20%
October                                                              92                 45,359                      0.20%
November                                                             99                 45,684                      0.22%

                                                                                                                    0.21%


REALIZATION RATIO
                                                            September              October                November

Sale
Proceeds                                                              0.00              32,775.32             111,426.81

Residual Value
of Sold
Matured Leases                                                        0.00              35,265.27             122,617.91

Realization
Ratio                                                                 0.00%                 92.94%                 90.87%



(Realization Test will be satisfied if the Maturity Ratio is 25% or less
or the Realization Ratio is 75% or more)                                                                           91.91%



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